EXHIBIT 10
                                                                 ----------
                                   AMENDMENT NO. 1

                                          TO

                                 EMPLOYMENT AGREEMENT

                    AMENDMENT NO. 1 TO EMPLOYMENT AGREEMENT effective as of the 27th day of June, 1995, by and among OMNIREL CORPORATION, a Massachusetts corporation with offices at 205 Crawford Street, Leominster, Massachusetts (the "Company"); JOHN F. CATRAMBONE, residing at 167 South Street, Carlisle, Massachusetts 01741 ("Executive"); and Zing Technologies, Inc. ("Zing").

                                       RECITALS
                                       --------

                    Executive  has  been  President  and  Chief   Executive
          Officer of the Company since 1985 and possesses valuable experience, skills and know-how with respect to all aspects of the Company's business. The parties hereto are party to an Employment Agreement dated as of June 26, 1991 (the "Employment Agreement") and desire to amend the Employment Agreement as hereinafter set forth. The Company desires to continue to employ Executive on the terms and conditions set forth in the Employment Agreement, as amended hereby, and Executive is willing to continue such employment on such terms and conditions.

                    It is therefore hereby agreed by and between the parties as follows:

                    1.   Amendments to Employment Agreement.
                         ----------------------------------

                         (a) Section 2 of the Employment Agreement is hereby amended and restated to read as follows:

                         "2.  Term of Employment.
                              -------------------

                         Executive's   term   of  employment   under   this
                    Agreement shall commence on the date hereof and, subject to the terms hereof, shall continue until January 2, 1998."


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                         (b)  The "Base  Salary Digit" set forth in Section
          A.1. of Schedule A to the Employment Agreement, for purposes of calculating the Executive's Incentive Bonus, is hereby amended and restated to read as follows:

                         "Fiscal Year Ended              Base Salary Digit
                          -----------------              -----------------

                              1992                            60%
                              1993                            65%
                              1994                            70%
                              1995                            75%
                              1996                            80%
                              1997                            85%
                              1998                            90%"

                         (c) Section 3.2 of the Employment Agreement is hereby deleted in its entirety and Executive shall no longer be entitled to receive a Guaranteed Annual Bonus; provided, that Executive shall be entitled to the Guaranteed Annual Bonus (to be paid by Zing) in respect of the Company's fiscal year ending June 30, 1996. All references to the term "Guaranteed Annual Bonus" in the Employment Agreement shall be construed in light of this
          Section 1(c) so that Executive's sole entitlement with respect to any Guaranteed Annual Bonus in the event of the termination of the Employment Agreement is with respect to the Guaranteed Annual Bonus for the fiscal year ending June 30, 1996. Executive, the Company and Zing hereby confirm the provisions of Section 6.1 of the Employment Agreement with respect to the grant to Zing of a security interest in all of his right, title and interest in and to the remaining Guaranteed Annual Bonus.

                         (d) The following new Section 3.5 is added at the end of Section 3 of the Employment Agreement:

                    "3.5 Notwithstanding anything to the contrary set forth in Section 3.3 above, and subject to the other provisions of this Agreement, in respect of the period commencing on June 27, 1997 and ending on January 2, 1998 (the "Stub Period"), Executive shall be entitled to receive, in lieu of the full Incentive Bonus calculated in accordance with Section 3.3, a pro rata portion of such bonus determined by multiplying such bonus (calculated in accordance with Section 3.3) by a fraction, the numerator of which is 189 and the denominator of which is 365 (such pro rata portion, the "Stub Bonus"). The Stub Bonus, if any, shall be payable on or prior to April 2, 1998."

                         (e) Section 7.4 of the Employment Agreement is hereby amended to read in its entirety as follows:


                    "7.4 Resignation  for Good Reason;  Termination without
                         --------------------------------------------------
                    Cause.    If Executive  resigns for  Good Reason  or is
                    -----
                    discharged  without  Cause,  he shall  be  entitled  to

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                    receive  as if this  Agreement had not  been terminated
                    the Base Salary and any remaining Guaranteed Annual Bonus, and continue to receive the medical insurance then being paid ("Surviving Benefits"), as same is from time to time changed for all executives participating in such plan, until such time as he has secured alternate employment or January 2, 1998, whichever first occurs, but no other benefits to which he would otherwise be entitled hereunder during the term hereof. Executive shall be obligated, in such event, to use reasonable efforts to mitigate his damages (by seeking, employment with responsibilities comparable to those of Executive hereunder) with respect to his Base Salary and Surviving Benefits, but not with respect to any remaining Guaranteed Annual Bonus."

                    2.   Reaffirmation of Employment Agreement.   Except as
                         -------------------------------------
          provided herein, this Amendment No. 1 shall not constitute a waiver or modification of any term, provision or condition of the Employment Agreement; and all terms, conditions, agreements, provisions, representations and warranties contained in the Employment Agreement shall remain in full force and effect.

                    3.   Governing Law.
                         --------------

                         This Amendment No. 1 shall be construed, interpreted and governed in accordance with the laws of the State of New York, without reference to rules relating to conflicts of law.

                    IN WITNESS WHEREOF, the parties have executed this Amendment No. 1 on January 29, 1996.


                                             OMNIREL CORPORATION


                                             By:  /s/Robert E. Schrader
                                                --------------------------


                                               /s/John F. Catrambone
                                             -----------------------------
                                             John F. Catrambone


                                             ZING TECHNOLOGIES, INC.


                                             By:  /s/Robert E. Schrader
                                                --------------------------


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